C o r p o r a t e D e c k | N o v e m b e r 6 , 2 0 2 5 Unlocking Long-Term Growth through our Infrastructure, Expertise and Partnerships

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: national, international, regional and local economic conditions, including impacts and uncertainty from trade disputes and tariffs on goods imported to the United States and goods exported to other countries; periods of economic slowdown or recession; the impact of supply chain disruptions, including, among others, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; risks associated with the ownership of real estate generally and temperature-controlled warehouses in particular; general economic conditions; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections or our failure to realize the intended benefits from our acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected timeframes, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing on attractive terms or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including our JV investments; our failure to maintain our status as a Real Estate Investment Trust ("REIT"); possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine or a resurgence of conflict in the Middle East; rising inflationary pressures, increased interest rates and operating costs; labor and power costs; labor shortages; risks related to rising construction costs/ risk related to implementation of the new enterprise resource planning system; risks related to natural disasters; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our directors and affect the price of our shares of common stock of beneficial interest, $0.01 par value per share; or the potential dilutive effect of our common stock offerings, including our ongoing at the market program. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities and statements about industry-wide headwinds. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available, in the future, except to the extent required by law. Non-GAAP Measures This presentation contains non-GAAP financial measures, including AFFO, Core EBITDA, Core EBITDA Margin, Pro Forma ("PF") Core EBITDA, NOI and margin, constant currency basis and maintenance capital expenditures. Definitions and reconciliations of these non-GAAP metrics to their most comparable GAAP metrics are included within our quarterly financial supplement for the three and nine months ended September 30, 2025 as filed with the SEC on November 6, 2025. Each of these non-GAAP measures included in this presentation has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of the Company's results calculated in accordance with GAAP. In addition, because not all companies use identical calculations, the Company's presentation of non-GAAP measures in this presentation may not be comparable to similarly titled measures disclosed by other companies, including other REITs. 2

3 Execution-focused and well positioned strategy centered on solutions, operational excellence, and experienced leadership 4 Multiple growth drivers with a capital allocation strategy supported by a blue-chip customer base, unique partnerships, and strong financial profile Americold – A Compelling Growth Opportunity 1 Global leader in the attractive cold storage industry with an integrated network of high-quality, strategically located mission-critical warehouses 3 2 Unique value proposition with unparalleled expertise, partnerships with industry experts, scalable infrastructure, and leading technology and operating systems

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Significant Scale & Expertise from 120+ Years of Experience Note: Figures as of September 30, 2025. 235 Warehouses include 3 Managed sites. Figures may not sum due to rounding 5 Significant Scale Global Footprint Cubic Feet / Warehouse Count South America 10M/ 2 North America 1,232M / 189~5.5M Pallet Positions ~13,000 Associates 235 Warehouses ~3,000 Customers Europe 114M / 24~1.4B Cubic Feet of Total Capacity Connectivity Conventional & Automated Presence at Every Major Node Asia Pacific 80M/ 17

Note: Figures as of September 30, 2025. Figures may not sum due to rounding 1) Based on COLD share price of $12.24 as of September 30, 2025 2) Represents share of Revenues and NOI from Same Store Warehouse Segment on a constant currency basis 3) Reconciliations of non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and nine months ended September 30, 2025 as filed with the SEC on November 6, 2025 Financial Highlights $7.6B Total Enterprise Value (1) $615M LTM PF Core EBITDA (3) $3.5B Equity Market Cap (1) $0.23 3Q25 Dividend per Share (1.5)% / (2.8)% 3Q25 Total Same Store Revenue/ Same Store NOI Change (2) Total Segment Contribution NOI Adjusted FFO Financial Performance +40% growth 6 $630M $696M $771M $847M $834M 2021 2022 2023 2024 LTM Q3 25 +34% growth $299M $300M $352M $420M $406M 2021 2022 2023 2024 LTM Q3 25

Serving Customers with a Proven End-to-End Operating Model

DESIGN

- Focus on designing **Solutions that Fit our Customers' Needs**
- In-house **Design Engineering Team**
- Industry leading experience designing facilities to support every type of **Food Producer and Distributor**



BUILD

- Deep experience building **Automated and Conventional Warehouses** from post-production to last mile distribution
- Existing **Land Bank of Developable Property** and exclusive access through partnerships
- **~$1B** development pipeline


DEMATIC

OPERATE

- **~13K Americold associates** operating **~235 facilities globally**
- Proprietary system for facility optimization and continuous improvement – **Americold Operating System (AOS)**
- Industry-leading safety performance, **48% lower TRIR[1] vs industry average**



americold®

1) Total Recordable Incident Rate, as of December 31, 2024

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Americold is Essential to the “Farm to Fork” Cold Chain 8 Production Advantaged Warehouse Forward Distribution Warehouse Retail Distribution Center Restaurant School Hospital Hotel Sports Government ConsumersSupermarket e-Commerce Fulfillment Farm Food Producer Food Service Distribution Center Port

Deep Customer Relationships Drive Growth Opportunities

Compelling Value Proposition

Why Customers Choose Americold

- Continuous commitment to best-in-class customer experience
- Broad and strategically-located network of facilities
- Comprehensive value-added services, including port support, blast freezing, tempering, labeling, repacking, and order fulfillment/assembly
- High standards of quality, reliability, and food safety ensured by climate-controlled infrastructure
- Commitment to innovation through automation initiatives and strategic partnerships

Top 25 Customers

~50% of Warehouse revenues(1)

~38 years average tenure

100% use multiple facilities, average of **17 sites**

90%+ utilize committed contracts/leases

13 customers are investment grade(2)

1) Based on LTM Warehouse revenues as of September 30, 2025
2) Represents long-term issuer rating as of October 2025

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Experienced Management Team Committed to Increasing Shareholder Value



Robert Chambers
Chief Executive Officer
COLD: Joined 2013/Appointed 2025
~20 years experience



Jay Wells
Chief Financial Officer
COLD: Joined & Appointed 2024
~40 years experience



Richard Winnall
President, International
COLD: Joined 2019/Appointed 2024
~23 years experience



Bryan Verbarendse
President, Americas
COLD: Joined 2023/Appointed 2025
~32 years experience



Michael Spires
Chief Information Officer
COLD: Joined & Appointed 2023
~24 years experience



Scott Henderson
Chief Investment Officer
COLD: Joined 2018/Appointed 2023
~23 years experience



Nathan Harwell
Chief Legal Officer
COLD: Joined & Appointed 2023
~26 years experience

Significant Experience in Real Estate, Third-Party Logistics, Food Manufacturing, and Retail

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Significant Growth Over the Past 3 Years 11 • Jay Wells appointed CFO • Hiring and retention progress – exceeded $100M productivity target • Project Orion improving labor productivity and efficiencies • Grew same store service margins by 911 bps to 12.9% • Refocus on 4 key strategic priorities: labor, customer service, pricing, developments • Re-commercialization initiative across the business • Announced strategic partnership with DP World • Announced strategic partnership with CPKC • Launched Project Orion • Enhanced executive team with new leaders • Completed and launched 5 automation projects AFFO (in millions) 40% AFFO Growth $1.11 $1.27 $1.47 $300M $352M $420M $406M 2022 2023 2024 LTM Q3 25 $1.11 $1.42 $1.11 $1.47 • Completed Houston acquisition for total investment of $127M • Increased quarterly dividend by 5% • Achieved target of 60% of rent & storage revenue from fixed commitment contracts • Rob Chambers appointed CEO Reconciliations of non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and nine months ended September 30, 2025 as filed with the SEC on November 6, 2025 $1.27

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13 Unique Value Proposition Driven by Unparalleled Expertise and Scalable Infrastructure Strategic Partnerships providing unique growth opportunities exclusive to Americold Scalable Infrastructure Conventional & Automated capabilities at all nodes of the supply chain Advanced Operating System ensures best practices across entire warehouse network Leveraging Technology to drive efficiency and productivity gains

Scalable Infrastructure with Access to All Major U.S. Markets 14 82% owned network of high- quality, strategically located warehouses Mix of conventional and automated solutions to efficiently meet customer needs on every node of the cold storage chain Typical delivery in 2 days or less with ability to reach 99% of US population • 5 Regional consolidation centers • Network wide shuttles for national order fulfillment • Multi-vendor consolidation

Americold’s Critical Infrastructure at Every Node % of total warehouse revenue for the trailing twelve months ended September 30, 2025 15 48% 14% 25% Forward Distribution § Multi-tenanted mixing facilities § Located near large population centers § Fewer fixed commitment agreements § Multiple customers served Retail Distribution Center § Single tenanted § Long-term fixed commitment agreements § High-turning and operationally intense § Largely insourced today Ports § Multiple tenants § Few fixed commitment agreements § High-turning § Leverage strategic partnerships Production Advantaged § Single tenanted § Long-term fixed commitment agreements § Requires deep customer relationships § Located in geographically rural areas close to harvests 41.0 26.0% 21.0% 12.0%

Partner Since Core Operating Expertise Enhanced by Best-in-Class Partnerships Operational Partners 16 • CPKC – First-of-its-kind rail-attached facility supporting the closed loop cold chain service between Mexico and US utilizing intermodal, bypassing customs (Kansas City - Opened Q2 2025). • DP World – First-of-its-kind Import/Export Hub for local and transload volume in Port Jebel Ali (Dubai, UAE - Opened Q2 2025). • CPKC + DP World – First-of-its-kind Import/Export Hub in Port Saint John (Canada - Opening Q3 2026) Highlights • US service to/from Mexico with CPKC out of Kansas City bypasses truck congestion at border, reducing transit time by approximately one day and reducing total cost • Port Jebel Ali (UAE) Import/Export Hub with DP World is the first to offer both bonded & non-bonded service and enables global food Producers to connect directly with regional Retailers and Distributors • Port Saint John (Canada) Import/Export Hub will store and handle temperature sensitive food moving through the port, providing a more efficient route for Canadian food imports & exports Key Benefits Top five global port operator 2022 One of NA’s largest railroad companies 2023

Advanced Operating Systems and Warehouse Management Expertise Americold Operating System ensures best practices across entire network 17 Customer Focus Labor Optimization Continuous Improvement Safety Talent Stewardship Food Safety Asset Protection Inventory Management Energy Excellence Refrigeration Excellence Advanced Integrated Systems Maintenance Excellence AOS distinguishes us from our competitors and is central to our continuous improvement culture • Delivering standardized procedures • Driving collaborative innovation • Improving service • Optimizing value

Technology Differentiation: Improving Efficiency and Lowering Cost 18 Native Project Orion ERP Standardize processes, reduce manual work and improve analytics • Warehouse management system (WMS) provides visibility to ensure orders delivered on-time and in-full (OTIF) • Labor management system (LMS) optimizes workforce and delivers high service levels to customers • Transportation Management System (TMS) ensuring comprehensive national delivery network visibility • Warehouse Execution System (WES) facilitating industry-leading automation services 415+ Identified Gen AI Use Cases Leveraging embedded AI with tech partners

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Industry-Wide Headwinds Largely Transitory 20 However, pricing and occupancy challenges likely to continue through 2026 • Elevated interest rates impacting consumer income and manufacturer working capital • Food inflation is outsized, highest percentage of lower-income household budgets in 40 years • Tariff uncertainty creating indirect impacts to consumer & manufacturer confidence • Government benefit reductions as SNAP funding cut ~20% through 2034 • Over 3M pallet positions of cold storage capacity added in the US from 2022-2025 • GLP-1 adoption in early stages, but lower consumption is a likely headwind

Long-Term Industry Fundamentals Driving Resiliency • Changing consumption patterns towards meal kits and fresh and healthy food • Rising e-commerce and online grocery demand driving need for efficient delivery systems to consumers • Reshoring of essential sectors including food production increases need for cold storage in supply chains • Enhanced automation to increase efficiency and capacity • Sustainability focus prompts initiatives to cut carbon emissions and enhance energy efficiency 21 Key Trends in the Cold Storage Space

22 A Global Leader in Temperature- Controlled Warehousing Cold Storage Industry Market Share 1,240M cubic feet 191 facilities 1,443M cubic feet1 235 facilities Note: Americold portfolio figures as of September 30, 2025. Figures may not sum due to rounding 1) Figures do not include Americold’s Middle Eastern investment in the RSA JV 2) The remaining 43% and 78% of the North American and global markets consist of ~3.0bn cubic feet and ~19.9bn cubic feet, respectively A Global Leader in Highly Fragmented Market Global Market Americold¹, 6% Rest of the Market², 78% North American Market Americold, 18% Rest of the Market², 43%

Focused Strategy to Capture the Multiple Growth Drivers Solutions That Fit Needs Operational Excellence Capabilities Leadership Commercial Excellence Provider of Choice Technology EnablementEmployer of Choice • Expand wallet share and service offerings through strategic account management and consultative selling approach • Innovation into diversified higher revenue categories • Increase growth and improve margins with a best-in-class commercial toolset to drive above average close, renewal and value metrics • Continuous improvements in processes and service to deliver the highest Total Value Proposition to our customers • Consistently delivering on our promise of on-time/in-full • Drive operational excellence with labor management and relentless focus to provide efficient and effective service to our customers. • Innovate to integrate proven technology that drives the performance and efficiency of our facilities • Attract, develop and retain the best talent • Recognize and reward associates who contribute to innovative ideas and projects • Foster a culture of customer service, safety, excellence, and inclusivity • Modernize systems to enhance customer experience and internal productivity • Create new innovation by utilizing AI’s latest capabilities to drive efficiencies within our company 23 Our Commitments How We Win

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Strong Same-Store Warehouse Revenue and NOI Growth

Same-Store Warehouse services | Same-Store Rent & storage

Same-Store Warehouse Revenue



+60% growth
$1,464M
$849M
$615M
2021
$2,014M
$1,152M
$862M
2022
$2,258M
$1,233M
$1,025M
2023
$2,342M
$1,323M
$1,019M
2024
$2,321M
$1,320M
$1,001M
LTM Q3 25

Same-Store Warehouse NOI

Contribution (NOI) Margin:



32.6%
29.8%
31.4%
34.5%
34.2%
+69% growth
$478M
$74M
$404M
2021
$600M
$60M
$540M
2022
$709M
$44M
$665M
2023
$807M
$172M
$635M
2024
$793M
$165M
$628M
LTM Q3 25

- Significant improvement in transitioning from on demand contracts to fixed storage committed contracts and leases since 2021
  - Fixed storage contracts for the total warehouse segment increased by **127%** since 2021 and now account for:
    - **60%** of total warehouse rent and storage revenues (from 39% in 2021)[1]
  - **8-year** weighted average stated term[2]
- Our network's scope and breadth has allowed us to enter into fixed storage commitments
- Opportunity to further improve performance as we integrate recent acquisitions into Americold's standards
- Growth in Warehouse NOI from both Rent & Storage and Warehouse Services

Note: Revenues represent LTM figures. Dollars in millions

1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of September 30, 2025

2) Represents weighted average term for contracts featuring fixed storage commitments and leases as of September 30, 2025

Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and nine months ended September 30, 2025 as filed with the SEC on November 6, 2025

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Strong EBITDA Margins Supported by Ongoing Efficiency Initiatives 26 Core EBITDA ($M) and Margin (%) 17.5% 17.1% 34% growth • Effectively optimizing margins across all business areas • Creating a solid foundation with efforts over the past three years to build a productive, stabilized workforce supporting sustainable service margins • Strong variable cost control and focus on efficiencies • Significant investments in technology have streamlined processes, enhanced revenue capture, and accelerated labor management initiatives • Strategic partnerships fueling development pipeline for future profitable growth 17.5% 17.1% 21.4% 23.8% $475M $500M $572M $634M $611M 2021 2022 2023 2024 LTM Q3 25 17.5% 21.4% 23.4%17.1% 23.8% Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and nine months ended September 30, 2025 as filed with the SEC on November 6, 2025

Well-Laddered Maturity Profile

Real Estate Debt Maturity (1)(2)

% of Debt Maturity



$365*
$180
$375
$270
$400
$350
$469
$400
$411
$500
$0
$200
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034

*Senior Unsecured Revolver Borrowings

- **Investment grade ratings:** BBB (Fitch / DBRS Morningstar), Baa3 (Moody's)
- Total liquidity of **$799M[3]** with **$766M** available in undrawn credit facility
- Total debt of $4 billion at September 30, 2025 with **95% unsecured** and **91% fixed rate**
- **Well-laddered** maturity profile with a remaining weighted average term of 4.6 years
- Weighted average contractual interest rate of **4.15%** as of September 30, 2025
- **$10B+** in critical cold storage infrastructure that is difficult to replicate

Note: Dollars in millions. Figures based on company filings as of September 30, 2025. Balances denominated in foreign currencies have been translated to USD. Figures may not sum due to rounding
1) Revolver maturity date assumes the exercise of two six month extension options
2) Term Loan maturity date assumes the exercise of one 12-month extension options
3) Figure reflects cash and the capacity available under the Senior Unsecured Revolving Credit Facility less $20M in letter of credit americold®

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Disciplined Capital Allocation Strategy Focused on Driving Growth and Generating Shareholder Value Organic Reinvestment in the Business Returning Capital to Shareholders Opportunistic and Disciplined M&A • Grow annualized dividend per share • Growth and expansion through acquisitions of desirable assets • Accretive to AFFO per share on Day 1 • Strategic maintenance capital deployment • Investing in accretive development projects with CPKC and DP World • Capacity expansion and customer specific builds Maintain Healthy Balance Sheet 1 42 3 • Maintain Investment Grade rating • Access to multiple sources of capital 28 Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and nine months ended September 30, 2025 as filed with the SEC on November 6, 2025

Commitment to Sustainability Initiatives Environmental Commitment to Energy Excellence and Efficiency • Recognized under the Global Cold Chain Alliance’s (GCCA) Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 213 facilities • 9.48% reduction in Scope 1 and 2 emissions from 2021, with an ultimate goal of 30% in 2030 • 24k MWh of renewable energy produced in 2024, with a goal of 150k hours in 2030 Social Social Initiatives • Serve the public good by maintaining the integrity of food supply and reducing waste • Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox • $150K of financial assistance provided by the Americold Foundation to 79 associates in 2024 Governance Shareholder- friendly Corporate Governance • All members of the Board other than the CEO are independent • Code of Business Conduct and Ethics encourage the highest levels of integrity across the organization, training completed by 100% of associates Awards & Recognition Charitable Organizations 29

30 2025 Guidance(1) November 6, 2025 Warehouse segment same store revenue growth (constant currency) (4.0)%-0.0% Warehouse segment same store NOI growth (constant currency) 50 to 100 bps lower than associated revenues Warehouse segment non-same store NOI $7M-$13M Warehouse segment same store rent and storage revenue per economic occupied pallet (constant currency) 1.0% - 2.0% Warehouse segment same store services revenue per throughput pallet (constant currency) 1.0% - 2.0% Transportation and Management segment NOI $40M-$44M Total selling – general and administrative expense (inclusive of share-based compensation expense of $23M-$25M and $14M-$16M of Orion amortization) $270M-$280M Interest Expense $145M-$149M Current income tax expense $6M-$8M Non real estate depreciation and amortization expense $139M-$149M Total maintenance capital expenditures $60M-$70M AFFO Per Share $1.39-$1.45 Disciplined Approach with Emphasis on AFFO (1) Guidance updated as of November 6, 2025 Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the three and nine months ended September 30, 2025 as filed with the SEC on November 6, 2025

3 Execution-focused and well positioned strategy centered on solutions, operational excellence, and experienced leadership 4 Multiple growth drivers with a capital allocation strategy supported by a blue-chip customer base, unique partnerships, and strong financial profile Americold – A Compelling Growth Opportunity 1 Global leader in the attractive cold storage industry with an integrated network of high-quality, strategically located mission-critical warehouses 31 2 Unique value proposition with unparalleled expertise, partnerships with industry experts, scalable infrastructure, and leading technology and operating systems